SECURITY AGREEMENT
(ALL ASSETS)

This SECURITY AGREEMENT (this "Agreement") is made as of the 1st day of May, 2015 by Station Digital Corporation., a Delaware corporation (the "Grantor"), in favor of Edward Storm (together with his successors and assigns, the "Lender").

PRELIMINARY STATEMENTS.

(1)                 The Grantor has executed and delivered to Lender that certain Secured Note dated as of May 1, 2015 (as amended from time to time, the "Note").

(2)                 Pursuant to the Note, the Grantor is entering into this Agreement in order to grant to the Lender a security interest in all personal property of the Grantor now owned or hereafter acquired, it being a condition precedent to the making of Loan that the Grantor shall have granted the security interests contemplated by this Agreement.

(3)                 Capitalized terms not defined herein are used herein as defined in the Note. Further, unless otherwise defined in this Agreement or in the Note, terms defined in the Uniform Commercial Code in effect in the State of Missouri ("Missouri Uniform Commercial Code") on the date hereof are used in this Agreement as such terms are defined in the Missouri. Uniform Commercial Code.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loan (or any Advances thereunder), as aforesaid, the Grantor hereby agrees as follows:

Section 1.                     Grant of Security. The Grantor hereby assigns and pledges to the Lender, and hereby grants to the Lender a security interest in, the Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now existing or hereafter acquired by the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

(a)                 All equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

(b)                 All intellectual property. Intellectual Property shall include but not be limited to “Intellectual Property ” means all domestic or foreign rights in, to and concerning: (i) inventions and discoveries (whether patented, patentable or unpatentable and whether or not reduced to practice), including ideas, research and techniques, technical designs, and specifications (written or otherwise), improvements, modifications, adaptations, and derivations thereto, and patents, patent applications, inventor’s certificates, and patent disclosures, together with divisions, continuations, continuations-in-part, revisions, reissuances and reexaminations thereof; (ii) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, trade dress, logos, symbols, trade names, assumed names, fictitious names, corporate names and other indications or indicia of origin, including translations, adaptations, derivations, modifications, combinations and renewals thereof; (iii) published and unpublished works of authorship, whether copyrightable or not (including databases and other compilations of data or information), copyrights therein and thereto, moral rights, and rights equivalent thereto, including but not limited to, the rights of attribution, assignation and integrity; (iv) trade secrets, confidential and/or proprietary information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, schematics, designs, discoveries, drawings, prototypes, specifications, hardware configurations, customer and supplier lists, financial information, pricing and cost information, financial projections, and business and marketing methods plans and proposals), collectively “Trade Secrets ”; (v) computer software, including programs, applications, source and object code, data bases, data, models, algorithms, flowcharts, tables and documentation related to the foregoing; (vi) other similar tangible or intangible intellectual property or proprietary rights, information and technology and copies and tangible embodiments thereof (in whatever form or medium); (vii) all applications to register, registrations, restorations, reversions and renewals or extensions of the foregoing; (viii) internet domain names; and (ix) all the goodwill associated with each of the foregoing and symbolized thereby; and (x) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof.

(c)                 All inventory in all of its forms (including, without limitation, all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, and all accessions thereto) and products thereof and all documents of title therefor or other documents representing the same (any and all such inventory, accessions, products and documents being the "Inventory");

(d)                 All accounts (including health-care insurance receivables), chattel paper, instruments, documents, bills of lading, warehouse receipts and other documents of title, deposit accounts, general intangibles, payment intangibles, contract rights, choses in action, causes of action, intangible property, intellectual property (including, any good will and royalties associated therewith), "non compete" agreements, licenses, tax refunds and return claims, books and records, all interests in partnerships, corporations, limited liability companies and all joint ventures of every kind, investment property (including any Investment Collateral (as defined below)) and all other rights and obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles, payment intangibles, investment property and other items being, to the extent not referred to in clause (d) below, the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any of the foregoing (any and all leases, security agreements and other agreements and contracts related to any of the Receivables being the "Related Contracts"); and

(e)                 All proceeds, products, substitutions, accessions and replacements of any and all of the foregoing Equipment, Inventory, Receivables and/or Related Contracts (including, without limitation, proceeds that constitute property of the types described in clauses (a), (b) and (c) of this Section 1 and this clause (d) and, to the extent not otherwise included, all (i) payments under credit insurance, casualty insurance or other insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash).

Section 2.                     Security for Obligations. This Agreement secures the prompt payment and performance of all obligations of the Grantor to the Lender, now or hereafter existing, whether absolute or contingent, disputed or undisputed, direct or indirect and arising out of whatever transactions including, without limitation, obligations arising under or in respect of the Note, this Agreement, or with respect to existing and future loans and advances, all other extensions of credit, security agreements, and all contracts for payment or performance, and all indebtedness, obligations and liabilities under any guaranty or surety agreement in favor of the Lender including, without limitation, all principal, interest, fees, indemnifications, costs, expenses or otherwise (all such obligations being the "Secured Obligations").

Section 3.                     Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.                     Representations and Warranties; Certain Covenants. The Grantor represents and warrants as follows:

(a)                 All of the information concerning the Grantor and the Collateral presented on Schedules I, II and III hereto is true and correct in all material respects.

(b)                 None of the Receivables is evidenced by a promissory note or other instrument.

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(c)                 The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement.

(d)                 The Grantor has exclusive possession and control of the Equipment and Inventory.

(e)                 All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under this Agreement have been or will be (in the case of financing statements to be filed in connection herewith, it being understood that the Lender may file the same on or after the date hereof) duly made or taken and are or will be in full force and effect; and this Agreement creates in favor of the Lender a valid and, together with such filings, when effected, and other actions, perfected first priority security interest in the Collateral of the Grantor, securing the payment of the Secured Obligations (except that in order for the Lender’s Liens on certain investment property, including, without limitation, any Investment Collateral, to maintain its first priority status or, in the case of a deposit account, to be perfected, the Lender and the Grantor may need to take the actions contemplated in Section 7(b) below).

(f)                  No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by the Grantor of the pledge, assignment and security interest granted by this Agreement or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created under this Agreement in favor of the Lender (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Missouri Uniform Commercial Code, or (iii) for the exercise by the Lender of the remedies in respect of the Collateral pursuant to this Agreement.

(g)                 Schedule III hereto sets forth the true and correct listing of all corporations, limited liability companies and partnerships wherein the Grantor owns an interest, and the Grantor’s interests therein. Schedule III also sets forth, in the case of limited liability companies and partnerships, whether or not such interests constitute investment property under Article 9 of the Missouri Uniform Commercial Code.

Section 5.                     Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by the Grantor under this Agreement or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral of the Grantor. The Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of the Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral of the Grantor and such other reports in connection with such Collateral as the Lender may reasonably request, all in reasonable detail.

(b)                 Upon the Lender’s request, the Grantor shall promptly (i) deliver to the Lender possession of all (A) stock certificates evidencing the Grantor’s interest in any corporation (together with duly executed stock powers for each of the same), (B) certificates evidencing the Grantor’s interest in any limited liability company or partnership (together with executed powers for each such certificate), which interests constitute investment property under Article 9 of the Missouri Uniform Commercial Code, and (C) all notes, instruments or warrants (together with any necessary endorsements) owned by the Grantor, and/or (ii) enter into one or more control (or similar) agreement(s) with the Lender and any applicable securities intermediary or depository with respect to any security entitlements or other investment property, or any deposit account, of the Grantor, in the case of each of clauses (i) and (ii) above in form satisfactory to the Lender. (All stock certificates, other certificates and other Collateral delivered to the Lender pursuant to clause (i) in the preceding sentence, and all other investment property and deposit accounts which are the subject of a control (or similar) agreement entered into pursuant to clause (ii) in the preceding sentence, collectively being the "Investment Collateral").

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Section 6.                    As to Equipment and Inventory. The Grantor shall keep the Equipment and Inventory of the Grantor within the State of Missouri or, upon 30 days’ prior written notice to the Lender, at such other places in a jurisdiction where all action, if any, required by Section 5 shall have been taken with respect to such Equipment and Inventory. The Grantor shall cause the Equipment of the Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall, in the case of any loss or damage to any of such Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made, all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory of the Grantor.

Section 7.                     Insurance. The Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory of the Grantor in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Lender from time to time. Each policy of the Grantor for liability insurance shall provide for all losses to be paid on behalf of the Lender and the Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Lender. Each such policy shall, in addition (a) name the Grantor and the Lender as insured parties thereunder (without any representation or warranty by or obligation upon the Lender) as its interests may appear, (b) contain the agreement by the insurer, pursuant to a lender’s loss payable endorsement, that any loss thereunder shall be payable to the Lender notwithstanding any action, inaction or breach of representation or warranty by the Grantor and (c) provide that at least thirty 30 days’ prior written notice of cancellation or of lapse shall be given to the Lender by the insurer. The Grantor shall, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance. If Grantor shall fail to provide such insurance, the Lender may, but shall not be required to, obtain such insurance on the Grantor’s behalf and add the costs thereof to the Secured Obligations and charge interest thereon at the highest applicable rate under the Note. Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 7 may be paid directly to the Person who shall have incurred liability covered by such insurance. The Lender shall be entitled to apply any payment received as a result of any loss or damage to any Equipment or Inventory, to reduce the Secured Obligations, in such order of priority as the Lender shall elect.

Section 8.                     Place of Perfection; Records; Collection of Receivables. (a) The Grantor shall not change its state of organization, and shall keep its chief executive office and/or the office or location where it keeps its records concerning the Collateral, and all originals of all chattel paper that evidence any of the Receivables, at the location therefor specified in Section 4, of Schedule I or, upon thirty (30) days’ prior written notice to the Lender, at such other locations in a jurisdiction where all actions required by Section 5 (if any) shall have been taken with respect to such Collateral. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

(b)                 Except as otherwise provided in this Section 8(b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Lender’s direction, shall take) such action as the Grantor or the Lender may deem necessary or advisable to enforce collection of such Receivables; provided, however, that the Lender shall have the right at any time, upon the occurrence and during the continuance of a Default, to notify the obligors under any such Receivables of the assignment of such Receivables to the Lender and to direct such obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Lender and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Lender referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

Section 9.                     Transfers and Other Liens. The Grantor shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of the Grantor, except sales of Inventory in the ordinary course of business, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement.

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Section 10.                  Lender Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Lender as the Grantor’s attorney-in-fact, coupled with an interest, with full power of substitution and full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender’s discretion, to take any action and to prepare, execute, sign, acknowledge delivery, record and/or file any instrument, notices or other documents of any kind that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (a) to direct any party liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct, (b) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 7, (c) to enter into any premises where any of the Collateral is located and to take possession and control of same, to take possession and control of all books and records of the Grantor relating to the Collateral, and to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (d) to receive, indorse and collect any checks, drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, (e) to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral, (f) to do all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do and (g) to promptly execute and deliver all further instruments and documents, and take all further action as contemplated by Section 5 hereof.

Section 11.                  Lender May Perform; Duties.

(a)                 If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor under Section 13(c). The powers conferred upon the Lender hereunder are solely for the protection of the its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

(b)                 Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

Section 12.                  Remedies. (a) If a default shall have occurred and shall be continuing hereunder or under the Note:

(i)                   The Lender may exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Missouri Uniform Commercial Code (whether or not the Missouri Uniform Commercial Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral of the Grantor as directed by the Lender and make it available to the Lender at a place to be designated by the Lender, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable, and (iii) exercise any and all rights and remedies of the Grantor under or in connection with the Receivables and Related Contracts of the Grantor or otherwise in respect of the Collateral of the Grantor, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables and the Related Contracts. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute commercially reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(ii)                 All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 13) in whole or in part by the Lender against, all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

(iii)                The Lender may exercise any and all rights and remedies of the Grantor under or in respect of the Collateral.

(iv)               All payments received by the Grantor under or in respect of the Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement).

(v)                 The Lender shall have the right to Credit Bid (as defined below) at (i) any public or private sale of all or any portion of the Collateral conducted under (A) the provisions of the Uniform Commercial Code (including, without limitation, pursuant to Sections 9-610 and 9-620 of the Uniform Commercial Code) or (B) the provisions of the Bankruptcy Code of the United States of America (the "Bankruptcy Code") (including, without limitation, pursuant to Section 363 of the Bankruptcy Code), (ii) any foreclosure sale (whether by judicial action or otherwise) or (iii) any other similar disposition of all or any portion of the Collateral. For purposes hereof, "Credit Bid" means to submit a bid at any public or private sale in connection with the purchase of all or any portion of the Collateral, in which any of the Secured Obligations owing to the Lender under this Agreement is used and applied as a credit on account of the purchase price.

(vi)               With respect to any Collateral consisting of Intellectual Property, on demand of the Lender, the Grantor shall cause the security interest to become an assignment, transfer and conveyance of any of or all such Collateral by the Grantor to the Lender, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Lender shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers cannot be obtained).

(b) For the purpose of enabling the Lender to exercise rights and remedies under subsection (a)(v) above, at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Lender shall be exercised, at the option of the Lender, upon the occurrence and during the continuation of a default under this Agreement, the Note or any other document or agreement executed or delivered in connection therewith; provided that any license, sub-license or other transaction entered into by the Lender in accordance herewith shall be binding upon the Grantor notwithstanding any subsequent cure of such default.

(c) So long as no Default has occurred and is continuing, the Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of investment property which is Collateral; provided, however, that any and all (i) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Collateral, (ii) dividends and other distributions paid or payable in cash in respect of such Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Collateral, shall be forthwith delivered to the Lender to hold as Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Grantor and be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement).

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Section 13.                  Indemnity Expenses. (a) The Grantor agrees to indemnify and hold harmless the Lender and each of its, officers, directors, employees, agents and advisors (each an "Indemnified Party") from and against any and all claims, losses and liabilities arising out of or in connection with or by reason of this Agreement or any of the transactions contemplated herein, except to the extent such claims, losses or liabilities resulting from such Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

(b)                 The Grantor hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement or the Note.

(c)                 The Grantor will, upon demand, pay to each applicable Indemnified Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that such Indemnified Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of the Grantor, (iii) the exercise or enforcement of any of the rights of such Indemnified Party hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

Section 14.                  Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lender to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 15.                  Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication and any other method of communication authorized by the Lender) and telecopied or sent by a reputable overnight delivery service to the Lender, and if to the Grantor, addressed to the Grantor at the Grantor’s address set forth on the signature pages hereof, or at such other address or telecopier number as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when telecopied or sent by such overnight delivery service, be effective when telecopied or sent as aforesaid, respectively, addressed as aforesaid.

Section 16.                  Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the indefeasible payment in full in cash of the Secured Obligations and the termination of the Loan in accordance with the terms of the Note, (b) be binding upon the Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement and the Note to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise.

Section 17.                  Termination. Upon the later of the indefeasible payment in full in cash of the Secured Obligations and the termination of the Loan in accordance with the Note, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Lender will, at the Grantor’s expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

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Section 18.                  Security Interest Absolute.

(a)                 The obligations of the Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Agreement, irrespective of whether any action is brought against the Grantor or whether the Grantor is joined in any such action or actions. All rights of the Lender and the pledge, assignment and security interest hereunder, and all obligations of the Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and the Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(i)                   Any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

(ii)                 Any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the terms of the Note or this Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or otherwise;

(iii)                Any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(iv)               Any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations;

(v)                 Any change, restructuring or termination of the organizational structure or existence of the Borrower;

(vi)               Any failure of any other Person to execute this Agreement or the Note, guaranty or agreement or the release or reduction of liability of the Grantor or other grantor or surety with respect to the Secured Obligations; or

(vii)              Any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party grantor of a security interest.

(b)                 This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Lender or by any other Person upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

Section 19.                  Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 20.                  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a)                 This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without regard to conflicts of laws principles of Missouri, except to the extent that the perfection, the effect of perfection or nonperfection, and the priority of the security interest or remedies hereunder in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Missouri.

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(b)                 The Grantor (and the Lender by its acceptance hereof) hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any St. Louis Missouri court or federal court of the United States of America sitting in St. Louis, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and the Grantor (and the Lender by its acceptance hereof) hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Missouri court or, to the extent permitted by law, in such federal court. The Grantor consents to the service of process of any and all process which may be served in any suit, action or proceeding by the mailing of copies of such process to the Grantor at its address specified in Section 15 hereof. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Note in the courts of any other jurisdiction.

(c)                 The Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Note in any Missouri State or federal court. The Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d)                 THE GRANTOR (AND THE LENDER BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENT TO WHICH THEY ARE A PARTY, THE LOAN, OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

Section 21.                  Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SIGNATURES ON THE NEXT PAGE

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Section 22.                  Headings. Article, section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose.

IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

StationDigital Corporation

By:	/s/ Lou Rossi
Lou Rossi, Chief Executive Officer

STATE OF __________________________

COUNTY OF ________________________

On this ___ day of May, 2015, before me, the undersigned, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in such capacity as indicated.

______________________________

Notary Public